AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR I SM
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED DECEMBER 19, 2003
TO
PROSPECTUS DATED MAY 1, 2002
AS SUPPLEMENTED

          American General Life Insurance Company is amending the prospectus for the sole purpose of providing you with additional information on the reorganization of the Ayco Series Trust Growth Fund ("Ayco Fund"), an underlying Fund of one of the Policies' investment options. Effective May 1, 2003, the Ayco Fund ceased to be available as an investment option under the Policies for any purposes except the right to transfer to other available investment options in the Policies.

          Effective December 19, 2003, the Ayco Fund was reorganized into the Goldman Sachs Capital Growth Fund ("GS Fund"), a series of Goldman Sachs Variable Insurance Trust, pursuant to an Agreement and Plan of Reorganization which was approved by shareholders on November 25, 2003.

          All Policy owner accumulation values in the investment option supported by the Ayco Fund on December 18, 2003 were automatically transferred into the GS Fund on December 19, 2003. Only the underlying Fund changed, not the investment option itself. Policy owners may retain the investment in the GS Fund, but cannot use the GS Fund for any other purpose except to transfer to other available investment options in the Policies.

          For a period of time, we may provide you with confirmations, statements and other reports that contain the name of the Ayco Fund.

          If you have any questions, please call our VUL Administration Department at 1-888-325-9315.